STORAGE ALLIANCE
LinkPort™ Application Hosting Services Agreement

The Customer and Storage Alliance Inc. (herinafter referred to as "Storage Alliance") agree that Storage Alliance will perform, following receipt of appropriate credit approval for the Customer, certain services for the Customer in accordance with this Agreement, the attached Terms and

Conditions and any attached schedule(s).

Billing Information
Corporate Legal Name		Corporate Trading/Operating Name (if different)
Murphy Oil Company Ltd.

Company Address				Account Number
2100, 555 - 4th Ave. S.W.				MUR0001
City	Province/State	Postal/Zip Code		Contract Number
Calgary	Alberta	T2P 3E7		2003 - 001C
Telephone	Fax	E-mail		Project Number
(403) 294-8930	(403) 294-8879
Contract Term (Yrs.)	2 Year
Pricing Summary		Term	Discounted	Installation &
Description	Location	Discount	Monthly Rate	One Time Fee
Hosting Services as follows:

Excalibur Pilot Project	Tower Centre Site			$ 7,500.00
Hosting Services as per project agreement:	Tower Centre Site
Online Hosting			$20/GB
Nearline Hosting			$7/GB
	Totals		Monthly Rate	Installation
(Excluding taxes. $CDN)

Comments
Storage Alliance to provide hosting services as per Excalibur partnership.

The attached terms and conditions, the attached site detail schedule(s) and all other attached schedules are deemed to be part of this Agreement,

are enforceable and binding between Storage Alliance and the Customer, and have been read by the Customer prior to the execution of this

Agreement. This Agreement is not valid until it has been signed by an Authorized agent of each party.

Storage Alliance Signatures		Customer Signatures
Representative Name (Please Print)	Telephone Number	Company Name
Murphy Oil Company Ltd.
Representative Signature	Representative ID Number	Authorized Signature
/s/ Jeff Ascah		Signature on file pending Pilot completion
Storage Alliance Authorized Name	Authorized Signature	Customer Authorized Name		Telephone Number
Jeff Ascah		Rick Aschaker
Title	Date	Title		Date
President, CEO		Project Co-ordinator
Storage Alliance Confidential